1 Amedisys Third Quarter 2024 Earnings Release Supplemental Slides November 6th, 2024 EXHIBIT 99.2

2 This presentation may include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events. Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (225) 292-2031. We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law. www.amedisys.com NASDAQ: AMED We encourage everyone to visit the Investors Section of our website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business, clinical operations and control processes and SEC filings. FORWARD-LOOKING STATEMENTS EXHIBIT 99.2

3 OUR KEY AREAS OF FOCUS Strategic areas of focus and progress made during 3Q’24. • Home Health: Total same store admissions +12% • Hospice: Total same store ADC +0.5% • High Acuity Care: Admissions +51% 1 Organic Growth • Quality: Amedisys Oct’24 STARS score of 4.24 • 89% of care centers at 4+ Stars based on Oct’24 final release • 16 Amedisys care centers rated at 5 Stars in the Oct’24 final release • Hospice quality – outperforming industry average in all hospice item set (HIS) categories 3 Clinical Initiatives • Focusing on optimizing RN / LPN & PT / PTA staffing ratios. • Current LPN Ratio: 47.7% • Current PTA Ratio: 54.8% 4 Capacity and Productivity • Pending merger with UnitedHealth Group Inc. 5 M&A 2 Recruiting / Retention • Targeting industry leading employee retention amongst all employee categories • 3Q’24 Voluntary Turnover 20.5% 2024 Reimbursement • Final Hospice industry rule – Amedisys estimated impact +3.1% increase (effective 10/1/23) • Final Home Health industry rule – Amedisys estimated impact +0.8% increase (effective 1/1/24) 2025 Reimbursement • Final Hospice industry rule – industry estimated impact +2.9% increase (effective 10/1/24) • Final Home Health industry rule – industry estimated impact +0.5% increase (effective 1/1/25) 6 Regulatory EXHIBIT 99.2

4 HIGHLIGHTS AND SUMMARY FINANCIAL RESULTS (ADJUSTED): 3Q’24(1) For the quarter, we generated $588 million in revenue and $58 million of adjusted EBITDA which represents a $32 million increase in revenue and less than a $1 million increase in EBITDA over prior year. Rate increases and home health volume growth were offset by raises, wage inflation, a shift in home health mix, investments in hospice clinical staffing and higher compensation and benefit costs. 1. The financial results for the three-month periods ended September 30, 2023 and September 30, 2024 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. 2. Same Store volume – Includes admissions and recertifications. 3. Same Store is defined as care centers that we have operated for at least the last 12 months and startups that are an expansion of a same store care center. 4. Free cash flow is defined as cash flow from operations less routine capital expenditures and required debt repayments. Growth Metrics: • Total Admissions: 873 (+51%) • Number of admitting JVs: 9 Other Statistics: • Patient Satisfaction: 86% High Acuity Care Adjusted Financial Results Same Store Volume (3): • Admissions: -4% • ADC: +0.5% Other Statistics: • Revenue per Day: $173.74 (+3.3%) • Cost per day: $89.40 (+2.7%) HospiceHome Health Same Store (2)(3) : • Total Admissions: +12% • Total Volume: +9% Other Statistics: • Revenue per Episode: $3,021 (+0.2%) • Visiting Clinician Cost per Visit: $108.09 (+3.7%) Amedisys Consolidated • Revenue: +6% • EBITDA: $58M • EBITDA Margin: 9.9% • EPS: $1.00 Amedisys Consolidated Amedisys Consolidated Balance Sheet & Cash Flow • Net debt: $138.2M • Net Leverage ratio: 0.6x • Revolver availability: $511.2M • CFFO: $105.6M • Free cash flow (4): $95.2M • DSO: 44.4 (vs Q2’24 of 52.1 and down 5.4 days vs prior year) $ in Millions, except EPS 3Q23 3Q24 Home Health 351.6$ 372.1$ Hospice 200.2 207.9 High Acuity Care 4.4 7.7 Total Revenue 556.2$ 587.7$ Gross Margin % 44.3% 42.9% Adjusted EBITDA 57.9$ 58.1$ 10.4% 9.9% Adjusted EPS 0.98$ 1.00$ Free cash flow(4) (16.4)$ 95.2$ EXHIBIT 99.2

5 57.0% 12.8% 30.2% Home Health Revenue Medicare FFS Private Episodic Per Visit & Case Rate 63.3% 35.4% 1.3% Amedisys Consolidated Revenue Home Health Hospice High Acuity Care • Medicare FFS: Reimbursed for a 30-day period of care • Private Episodic: MA and Commercial plans who reimburse us for a 30-day period of care or 60-day episode of care, majority of which range from 90% - 100% of Medicare rates • Per Visit & Case Rate: Managed care, Medicaid and private payors who reimburse us per visit performed or per admission 95.1% 4.9% Hospice Revenue Medicare FFS Private Hospice Per Day Reimbursement: • Routine Care: Patient at home with symptoms controlled, ~97% of the Hospice care provided • Continuous Care: Patient at home with uncontrolled symptoms • Inpatient Care: Patient in facility with uncontrolled symptoms • Respite Care: Patient at facility with symptoms controlled • Home Health: 346 care centers; 34 states & D.C. • Hospice: 164 care centers; 31 states • High Acuity Care: 9 admitting joint ventures; 9 states; 34 referring hospitals • Total: 519 care centers/joint ventures; 37 states and D.C. OUR REVENUE SOURCES: 3Q’24 EXHIBIT 99.2

6 HOME HEALTH AND HOSPICE SEGMENT (ADJUSTED) – 3Q’24(1) • Medicare revenue per episode up 0.2% primarily due to the rate increase effective 1/1/2024 offset by higher lost billing periods and low utilization payment adjustments. • Y/Y Total CPV up $4.54 (+3.9%) primarily due to raises, wage inflation and higher health insurance costs. • EBITDA margin decreased 130 basis points driven by growth in lower margin payors and wage inflation. Home Health Highlights • Net revenue per day +3.3% primarily due to the +3.1% Hospice rate update effective 10/1/2023 partially offset by patient mix. • Cost per day up $2.31 (+2.7%) primarily due to raises, wage inflation, an increase in RN hires and higher health insurance costs partially offset by lower contractor utilization. • EBITDA margin up 60 basis points due to the 2024 rate increase (effective 10/1/2023) and clinical optimization and reorganization initiatives partially offset by higher labor costs. Hospice Highlights 1. The financial results for the three-month periods ended September 30, 2023 and September 30, 2024 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. 2. Pre-Corporate EBITDA does not include any corporate G&A expenses. 3. Same Store information represents the percent change in volume, admissions or ADC for the period as a percent of the volume, admissions or ADC of the prior period. 4. Same Store is defined as care centers that we have operated for at least the last 12 months and startups that are an expansion of a same store care center. $ in Millions 3Q23 3Q24 Medicare 217.9$ 212.1$ Non-Medicare 133.7 160.0 Home Health Revenue $351.6 $372.1 Gross Margin % 43.1% 40.7% Pre-Corporate EBITDA(2) $60.2 $58.7 17.1% 15.8% Operating Statistics Same Store Growth(3)(4) Total admissions 4% 12% Total volume 3% 9% Medicare revenue per episode $3,015 $3,021 Medicare recert rate 33.9% 32.8% Total cost per visit $116.20 $120.74 HOME HEALTH $ in Millions 3Q23 3Q24 Medicare 188.9$ 197.8$ Non-Medicare 11.3 10.1 Hospice Revenue $200.2 $207.9 Gross Margin % 48.2% 48.5% Pre-Corporate EBITDA(2) $48.7 $52.0 24.4% 25.0% Operating Statistics Admit growth - same store(3)(4) -6% -4% ADC growth - same store(3)(4) -2% 0.5% ADC 12,943 13,004 Avg. discharge length of stay 94 98 Revenue per day (net) $168.11 $173.74 Cost per day $87.09 $89.40 HOSPICE EXHIBIT 99.2

7 GENERAL & ADMINISTRATIVE EXPENSES – ADJUSTED (1,2) Notes: • Year over year total G&A as a percentage of revenue decreased 70 basis points • $7.2 million increase in total G&A is primarily due to planned wage increases and higher incentive compensation costs • $3.4 million increase in Corporate G&A is primarily due to planned wage increases and higher incentive compensation costs • Total G&A increased ~$3 million sequentially primarily due to planned wage increases and higher incentive compensation costs partially offset by lower legal fees 1. The financial results for the three-month periods ended September 30, 2023, December 31, 2023, March 31, 2024, June 30, 2024 and September 30, 2024 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. 2. Adjusted G&A expenses do not include depreciation and amortization. Impacted by raises and incentive compensation costs. 34.4% 34.5% 33.8% 33.1% 33.7% 32.0% 34.0% 36.0% 3Q23 4Q23 1Q24 2Q24 3Q24 Total G&A as a Percent of Revenue G&A as a Percent of Revenue $ in Millions 3Q23 4Q23 1Q24 2Q24 3Q24 Home Health Segment - Total 91.3$ 92.7$ 91.0$ 92.4$ 93.3$ % of HH Revenue 26.0% 25.8% 25.0% 24.5% 25.0% Hospice Segment - Total 48.4 48.6 48.0 48.7 49.7 % of HSP Revenue 24.2% 23.6% 23.9% 23.9% 23.9% High Acuity Care Segment - Total 5.2 5.4 5.9 5.4 5.7 % of HAC Revenue 119.2% 91.4% 92.5% 55.1% 74.2% Total Corporate Expenses 46.2 50.3 48.4 49.2 49.6 % of Total Revenue 8.3% 8.8% 8.5% 8.3% 8.4% Total 191.1$ 197.0$ 193.3$ 195.7$ 198.3$ % of Total Revenue 34.4% 34.5% 33.8% 33.1% 33.7% 3Q23 4Q23 1Q24 2Q24 3Q24 Salary and Benefits 27.7 29.4 27.6 27.4 29.9 Other 14.9 16.9 16.6 17.4 15.6 Corp. G&A Subtotal 42.6 46.3 44.2 44.8 45.5 Non-cash comp 3.6 4.0 4.2 4.4 4.1 Adjusted Corporate G&A 46.2 50.3 48.4 49.2 49.6 EXHIBIT 99.2

8 $25.00 $50.00 $75.00 $100.00 $125.00 3Q23 2Q24 3Q24 Cost Per Visit (CPV) Salaries Contractors Benefits Transportation OPERATIONAL EXCELLENCE: HOME HEALTH COST PER VISIT (CPV)-ADJUSTED YOY Total CPV impacted by higher labor costs and health insurance costs. *Note: Direct comparison with industry competitors’ CPV calculation $104.23 $105.25 $108.09 Components 3Q’23 2Q’24 3Q’24 YoY Variance Detail Initiatives Salaries $76.16 $76.99 $79.20 $3.04 YoY increase due to planned wage increases, wage inflation and visit mix Sequential increase due to one additional holiday and planned wage increases Staffing mix optimization, productivity and scheduling improvement initiatives in place to help overcome salary increases Contractors $5.59 $5.98 $5.64 $0.05 Sequential decrease due to lower rates and a decrease in utilization Focused efforts on filling positions with full-time clinicians Benefits $14.91 $15.00 $15.70 $0.79 YoY and Sequential increases due to higher payroll taxes on the salary increases described above and higher health insurance costs Focus on cost containment and spend optimization with specific focus on high-cost claims Transportation & Supplies $7.57 $7.28 $7.55 $(0.02) Sequential increase due to an increase in wound care supplies and higher fleet related costs *Visiting Clinician CPV $104.23 $105.25 $108.09 $3.86 Clinical Managers $11.97 $11.89 $12.65 $0.68 Fixed cost associated with non-visiting clinicians YoY and Sequential variances due to planned wage increases and additional staff Unit cost reduced as volume increases Total CPV $116.20 $117.14 $120.74 $4.54 EXHIBIT 99.2

9 DRIVING TOP LINE GROWTH 3% 5% 8% 9% 9% 4% 7% 10% 13% 12% 0.0% 4.0% 8.0% 12.0% 16.0% 120,000 130,000 140,000 150,000 160,000 3Q23 4Q23 1Q24 2Q24 3Q24 Volume SS Volume Growth SS Admit Growth Home Health Growth Hospice Growth -2% 0% 0.3% 0.4% 0.5% -3.0% -2.0% -1.0% 0.0% 1.0% 12,700 12,800 12,900 13,000 13,100 3Q23 4Q23 1Q24 2Q24 3Q24 ADC SS ADC Growth EXHIBIT 99.2

10 INDUSTRY LEADING QUALITY SCORES Quality of Patient Care (QPC) Patient Satisfaction (PS) • Amedisys maintains a 4-Star average in the Oct 2024 HHC Final release with 89% of our providers (representing 89% of care centers) at 4+ Stars and 56% of our providers (representing 55% of care centers) at 4.5+ Stars. •9 Amedisys providers (representing 16 care centers) rated at 5 Stars. Notes: (1) Oct 2024 QPC Star Final performance period = Jan 2023 – Dec 2023. (2) Oct 2024 PS Final performance period = Apr 2023 – Mar 2024 (3) QPC Star and PS Results for Amedisys Legacy providers only. (4) Only currently active care centers included in care center results. Metric Jan 24 Final Apr 24 Final Jul 24 Final Oct 24 Final Quality of Patient Care 4.41 4.35 4.32 4.24 Entities at 4+ Stars 96% 95% 93% 89% Metric Jan 24 Final Apr 24 Final Jul 24 Final Oct 24 Final Patient Satisfaction Star 3.61 3.72 3.77 3.78 Performance Over Industry +3% +2% +3% +3% 3.00 3.50 4.00 4.50 Jan 2022 Apr 2022 Jul 2022 Oct 2022 Jan 2023 Apr 2023 Jul 2023 Oct 2023 Jan 2024 Apr 2024 Jul 2024 Oct 2024 QPC Industry Performance Amedisys QPC Industry Avg QPC Top Competitor 3.00 3.50 4.00 4.50 Jan 2022 Apr 2022 Jul 2022 Oct 2022 Jan 2023 Apr 2023 Jul 2023 Oct 2023 Jan 2024 Apr 2024 Jul 2024 Oct 2024 PS Industry Performance Amedisys PS Industry Avg PS Top Competitor EXHIBIT 99.2

11 HOSPICE QUALITY: AMEDISYS HOSPICE CONTINUES TO MOVE TOWARDS BEST-IN-CLASS Hospice Quality Notes: Included in the above analysis are only active providers. EXHIBIT 99.2

12 DEBT AND LIQUIDITY METRICS Net leverage ~0.6x 1. Net debt defined as total debt outstanding ($383.7M) less cash and cash equivalents ($245.5M). 2. Leverage ratio (net) is defined as net debt divided by last twelve months adjusted EBITDA ($247.8M). 3. Liquidity defined as the sum of cash balance and available revolving line of credit. Outstanding Term Loan 355.0$ Outstanding Revolver - Finance Leases 28.7 Total Debt Outstanding 383.7 Less: Deferred Debt Issuance Costs (1.8) Total Debt - Balance Sheet 381.9 Total Debt Outstanding 383.7 Less Cash & Cash Equivalents (Excludes Restricted Cash) (245.5) Net Debt (1) 138.2$ Leverage Ratio (net) (2) 0.6 Term Loan 450.0$ Revolver Size 550.0 Borrowing Capacity 1,000.0 Revolver Size 550.0 Outstanding Revolver - Letters of Credit (38.8) Available Revolver 511.2 Plus Cash & Cash Equivalents (Excludes Restricted Cash) 245.5 Total Liquidity (3) 756.7$ As of: 9/30/24 Credit Facility Outstanding Debt As of: 9/30/24 EXHIBIT 99.2

13 CASH FLOW STATEMENT HIGHLIGHTS (1) Total cash flow from operations for 3Q’24 positively impacted by the collection of aged accounts receivable balances resulting from the Change Healthcare outage. 1. Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments. $ in Millions 3Q23 4Q23 1Q24 2Q24 3Q24 GAAP net income (loss) 25.6$ 19.0$ 14.6$ 32.6$ 16.5$ Changes in working capital (56.4) 21.4 (36.8) 1.0 75.2 Depreciation and amortization 6.1 5.9 6.1 6.4 6.8 Non-cash compensation 7.2 9.4 7.9 8.3 6.2 Deferred income taxes 7.3 5.2 2.6 4.0 0.8 Other 0.4 (0.6) (0.9) - 0.1 Cash flow from operations (9.8) 60.3 (6.5) 52.3 105.6 Capital expenditures - routine (0.5) (0.9) (1.2) (0.6) (1.1) Required debt repayments (6.1) (8.9) (8.9) (9.4) (9.3) Free cash flow (16.4)$ 50.5$ (16.6)$ 42.3$ 95.2$ EXHIBIT 99.2

14 INCOME STATEMENT ADJUSTMENTS (1) 1. The financial results for the three-month periods ended September 30, 2023, December 31, 2023, March 31, 2024, June 30, 2024 and September 30, 2024 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. 3Q’24 adjustments primarily related to costs associated with pending merger. $000s Income Statement Line Item 3Q23 4Q23 1Q24 2Q24 3Q24 Cost of Service Clinical optimization and reorganization costs Cost of Serv ice, Inclusiv e of Depreciation 282$ 1 99$ -$ -$ -$ G&A Acquisition and integration costs General and Administrativ e Expenses 338 1 80 - - - Clinical optimization and reorganization costs General and Administrativ e Expenses 466 1 ,81 9 - - - Merger-related expenses General and Administrativ e Expenses 4,980 1 1 ,521 20,667 1 1 ,901 1 6,669 CEO transition General and Administrativ e Expenses 1 ,094 661 - - - Other Items Other (income) expense, net Total Other (Expense) Income, Net (353) (534) (37 1 ) (335) (538) Total 6,807$ 13,846$ 20,296$ 11,566$ 16,131$ EPS Impact 0.19$ 0.35$ 0.59$ 0.34$ 0.49$ EBITDA Impact 6,807$ 13,846$ 20,296$ 11,566$ 16,131$ EXHIBIT 99.2

15 Environmental, Social, Governance (E.S.G.) Considerations EXHIBIT 99.2

16 ENVIRONMENTAL, SOCIAL, GOVERNANCE (E.S.G.) CONSIDERATIONS Sustainable, high-quality, patient focused, home-based care model E n vi ro nmental, Social, Govern an ce Environmental • Amedisys is dedicated to the sustainability of our business and the communities in which we serve • Environmental health has a strong correlation with physical health • A greener fleet – newer vehicles, in circulation for a shorter time, optimize fuel usage. Sophisticated scheduling practices reduce our clinicians’ driving time and fuel usage helping to minimize our carbon footprint • Virtual care centers, along with flexible working schedules and locations, have created fewer emissions Social • Amedisys strives to create an organizational culture and climate in which every individual is valued, all team members have a sense of belonging with one another and to the organization and feel empowered to do their best work • Provider of Home Health and Hospice services to frail, elderly patients in their most preferred care location – their homes • Highest quality Home Health company as measured by Quality of Patient Care Star scores (4.24 Stars) • The Amedisys Foundation was formed to provide support to our patients and employees. The Amedisys Foundation has two funds: the Patients’ Special Needs Fund and the Amedisys Employees 1st Fund. The Patients’ Special Needs Fund provides financial assistance to our home health, hospice and high acuity care patients during a difficult time Governance • Amedisys has a culture of compliance starting with oversight from the Board of Directors and cascading down to the care center level • Our Board of Directors operates several sub-committees including: • Quality of Care Committee • Compliance & Ethics Committee • Audit Committee • Compensation Committee • Nominating & Corporate Governance Committee • The Nominating and Corporate Governance Committee oversees our strategy on corporate social responsibility, including evaluating the impact of Company practices on communities and individuals, and develops and recommends to our Board of Directors for approval matters relating to the Company’s corporate social responsibility and ESG considerations EXHIBIT 99.2